UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
    April 30th, 2010

GOLDEN PATRIOT CORP.
(Exact name of registrant as specified in its charter)

Nevada	98-0216152
(State or other jurisdiction of	(IRS Employer Identification
incorporation or organization)	Number)

8 Bond Street, #124
Great Neck, New York 11021
(Address of principal executive offices)

     Michael Gelmon, President
#207, 5005 Elbow Drive
Calgary, Alberta, Canada T2S 2T6
(Name and address of agent for service)

(310) 909-4607
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

Golden Patriot Corp., a Nevada corporation (the "Corporation") accepted the resignations of Bradley Rudman effective April 30 2010. Mr. Rudman will no longer serve as director or officer of the Corporation.

The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

Michael J. Gelmon was appointed President, Secretary, Treasurer, and Director of the Registrant.

SECTION 9. EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.01	Michael Gelmon - Consent to Act.

17.01	Bradley Rudman - Letter of Resignation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT CORP.

By: /s/ Michael Gelmon
Michael Gelmon
Date: April 30th , 2010